Exhibit 99.1

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Balance Sheets
(Unaudited)

(expressed in thousands of Canadian dollars)

	Notes	September 30,	December 31,
		2025	2024

Assets
Current assets
Cash and cash equivalents		$7,515	$—
Trade and other receivables		6,499	8,184
Income taxes receivable	3	119	239
Inventories		3,402	4,272
Prepaid expenses and other current assets		2,097	463
Due from parent		1,698	6,002
		21,330	19,160

Non-current assets
Property, equipment and leaseholds		3,708	4,992
Right-of-use assets	2	30,878	37,841
Deferred income taxes	3	10,915	9,585
Intangible assets		969	1,167
Goodwill		44,686	44,686
		$112,486	$117,431

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(1)
2025 THIRD QUARTER REPORTS - CONSOLIDATED BALANCE SHEETS

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Balance Sheets...continued
(Unaudited)

(expressed in thousands of Canadian dollars)

	Notes	September 30,	December 31,
		2025	2024

Liabilities
Current liabilities
Accounts payable and accrued liabilities		$8,627	$11,115
Deferred revenue and other	5	11,859	5,478
Lease obligations	4	9,946	8,801
		30,432	25,394

Non-current liabilities
Lease obligations	4	26,979	32,870
Other liabilities		230	226
		27,209	33,096

Total liabilities		57,641	58,490

Shareholders’ equity
Share capital		51,960	51,960
Equity		354	5,096
Contributed surplus		2,287	1,525
Cumulative translation adjustment		244	360
Total shareholders’ equity		54,845	58,941
		$112,486	$117,431

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(2)
2025 THIRD QUARTER REPORTS - CONSOLIDATED BALANCE SHEETS

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Statements of Operations
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

		Nine months ended September 30,
	Notes	2025	2024

Revenues	5
Project revenues		12,177	11,117
Media and services revenues		25,933	22,718

		38,110	33,835

Expenses
Depreciation - right-of-use assets		7,455	7,661
Depreciation and amortization - other assets		2,293	2,664
(Gain) loss on disposal of assets	5	—	(194)
Purchased services		6,213	6,372
Other inventories consumed		5,858	5,287
Employee wages, salaries and benefits		14,604	14,071
Other costs	6	5,314	3,872
Interest expense - lease obligations	4	1,771	2,111
Interest expense - other		22	22
Foreign exchange		622	(250)

		44,152	41,616

Loss before income taxes		(6,042)	(7,781)

Income taxes recovery	3
Current		31	22
Deferred		(1,331)	(1,733)
		(1,300)	(1,711)
Net (loss) income		$(4,742)	$(6,070)

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(3)
2025 THIRD QUARTER REPORTS - CONSOLIDATED STATEMENTS OF OPERATIONS

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Statements of Comprehensive Income (Loss)
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars)

		Nine months ended September 30,
		2025	2024

Net (loss) income from continuing operation		$(4,742)	$(6,070)
Other comprehensive (loss) income
Items that will be reclassified subsequently to net income:
Foreign currency translation adjustment		(116)	61
Total comprehensive (loss) income		$(4,858)	$(6,009)

(Loss) earnings per share - basic	7	$(372)	$(476)

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(4)
2025 THIRD QUARTER REPORTS - CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Statements of Changes in Equity
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars)

	Share capital	Contributed surplus	Cumulative translation adjustment	Equity	Total

January 1, 2025	$51,960	$1,525	$360	$5,096	$58,941
Net loss	—	—	—	(4,742)	(4,742)
Other comprehensive income	—		(116)	—	(116)
Total comprehensive loss (income)	—	—	(116)	(4,742)	(4,858)
Issuance of shares on exercise of options		762	—	—	762
September 30, 2025	$51,960	$2,287	$244	$354	$54,845

January 1, 2024	$51,960	$572	$229	$7,422	$60,183
Net income	—	—	—	(6,070)	(6,070)
Other comprehensive loss	—	—	61	—	61
Total comprehensive loss (income)	—	—	61	(6,070)	(6,009)
Reclassification of cumulative translation adjustment	—	149	(149)	—	—
Issuance of shares on exercise of options	—	585	—	—	585
September 30, 2024	$51,960	$1,306	$141	$1,352	$54,759

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(5)
2025 THIRD QUARTER REPORTS - CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

DDC Group International Inc. d/b/a Cineplex Digital Media
Condensed Consolidated Statements of Cash Flows
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars)

		Nine months ended September 30,
	Notes	2025	2024
Cash provided by (used in)
Operating activities
Net (loss) income from continuing operations		$(4,742)	$(6,070)
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Depreciation and amortization - other assets		2,293	2,664
Depreciation - right-of-use assets		7,455	7,661
Other non-cash interest		22	22
(Gain) loss on disposal of assets	5	—	(194)
Deferred income taxes	3	(1,331)	(1,733)
Non-cash share-based compensation		762	585
Changes in operating assets and liabilities	9	9,807	1,199
Net cash provided by operating activities		14,266	4,134

Investing activities
Purchases of property, equipment and leaseholds	4	(386)	(439)
Intangible assets additions		(427)	(599)
Net cash provided by (used in) investing activities		(813)	(1,038)

Financing activities
Repayments of lease obligations - principal		(5,236)	(3,848)
Due to/from parent		(670)	695
Net cash used in financing activities		(5,906)	(3,153)

Effect of exchange rate differences on cash		(32)	57
Increase in cash and cash equivalents		7,515	—
Cash and cash equivalents - Beginning of period		—	—
Cash and cash equivalents - End of period		$7,515	$—

Supplemental information
Cash paid for interest - lease obligation		$1,771	$2,111

Cash paid for interest - other		$—	$—

Cash paid for income taxes, net		$(51)	$—

The accompanying notes are an integral part of these interim condensed consolidated financial statements.
DDC Group International Inc. d/b/a Cineplex Digital Media	(6)
2025 THIRD QUARTER REPORTS - CONSOLIDATED STATEMENTS OF CASH FLOWS

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

1. General information

DDC Group International Inc. (“DDC”) is an Ontario, Canada corporation and a wholly owned subsidiary of Cineplex Entertainment Limited Partnership (“CELP”). DDC serves as the holding company for Cineplex Digital Media Inc. and Cineplex Digital Media US Inc. (collectively "CDM"), which together operate as a leading provider of digital signage and digital place-based media solutions across North America. CDM is headquartered at 137 Northfield Drive West, Waterloo, Ontario, N2L 5A6.

2. Right-of-use-assets

The following tables present right-of-use assets for CDM for the nine months ended September 30, 2025 and 2024:

	Property	Equipment	Total
At September 30, 2025
Cost	$2,140	$57,412	$59,552
Accumulated depreciation	(1,270)	(27,404)	(28,674)
Net book value	$870	$30,008	$30,878
Nine months ended September 30, 2025
Opening net book value	$507	$37,334	$37,841
Additions	492	—	$492
Extensions and modifications	—	—	$—
Depreciation for the period	(129)	(7,326)	$(7,455)
Closing net book value	$870	$30,008	$30,878

	Property	Equipment	Total
At September 30, 2024
Cost	$1,649	$14,883	$16,532
Accumulated depreciation	(1,081)	(18,418)	(19,499)
Net book value	$568	$(3,535)	$(2,967)
Nine months ended September 30, 2024
Opening net book value	$751	$3,944	$4,695
Additions	—	43,344	43,344
Extensions and modifications	—	—	—
Depreciation for the period	(183)	(7,478)	(7,661)
Closing net book value	$568	$39,810	$40,378

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(7)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

3. Deferred income taxes

Based on substantively enacted corporate tax rates, expected timing of reversals and expected taxable income allocation to various tax jurisdictions, deferred income taxes are as follows:

	September 30, 2025	December 31, 2024

Deferred income tax assets
Property, equipment and leaseholds and deferred tenant inducements - difference between net carrying value and undepreciated capital cost	$227	$111
Accounting provisions not currently deductible	1,684	1,105
Income tax credits available	450	450
Operating losses available for carry-forward	9,821	9,184
Total gross deferred income tax assets	12,182	10,850

Future deferred tax liabilities
Intangible assets	(1,267)	(1,265)
Total gross deferred income tax liabilities	(1,267)	(1,265)

Net deferred income tax asset recognized	$10,915	$9,585

At December 31, 2020 the recoverability of the net deferred income tax assets was uncertain and accordingly the net deferred tax assets were derecognized. During the second quarter of 2023, Cineplex Digital Media assessed the recoverability of net deferred income tax assets and determined that the expected return to profitability provided a reasonable expectation that previously derecognized net deferred income tax assets will be utilized to offset future periods of taxable income, resulting in income tax recovery of approximately $8,923 in the second quarter of 2023.

Cineplex Digital Media’s combined statutory income tax rate at September 30, 2025 was 26.5% (2024 - 26.6%).

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(8)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

4. Lease obligations

The following table presents lease obligations for CDM for the nine months ended September 30, 2025 and 2024:

	Property	Equipment	Total

Nine months ended September 30, 2025
Opening balance	$523	$41,148	41,671
Additions	492	—	492
Extensions and modifications	—	—	—
Lease payment	(218)	(6,791)	(7,009)
Interest expense	39	1,732	1,771
Closing lease obligations	$836	$36,089	$36,925
Less: current portion	240	9,706	9,946
Non-current portion of lease obligations of continuing operations	$596	$26,383	$26,979

	Property	Equipment	Total

Nine months ended September 30, 2024
Opening balance	$760	$4,773	$5,533
Additions	—	43,344	43,344
Extensions and modifications	—	—	—
Lease payment	(218)	(5,740)	(5,958)
Interest expense	42	2,069	2,111
Closing lease obligations	$584	$44,446	$45,030
Less: current portion	250	7,971	8,221
Non-current portion of lease obligations	$334	$36,475	$36,809

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(9)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

5. Revenue

The following tables disclose the changes in deferred revenue and other for the nine months ended September 30, 2025 and 2024:

	December 31, 2024	Additions	Recognized	Translation	September 30, 2025
Media deposits	$5,478	$14,514	$8,113	$20	$11,859
	$5,478	$14,514	$8,113	$20	$11,859

	December 31, 2023	Additions	Recognized	Translation	September 30, 2024
Media deposits	$4,460	$5,561	$4,992	$(21)	$5,050
	$4,460	$5,561	$4,992	$(21)	$5,050

The following tables provide the disaggregation of revenue into categories by nature for the nine months ended September 30, 2025 and 2024:

Media revenues	Nine months ended September 30,
	2025	2024

Project revenues	$12,177	$11,117
Media and services revenues	25,933	22,718
Total media revenues	$38,110	$33,835

Timing of revenue recognition	Nine months ended September 30,
	2025	2024

Transferred at a point in time	$13,730	$12,560
Transferred over time	24,380	21,275
Total media revenues	$38,110	$33,835

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(10)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

6. Other costs

	Nine months ended September 30,
	2025	2024

Variable rent	$3,004	$1,672
Realty and occupancy taxes and maintenance fees	134	123
Utilities	37	36
Repairs and maintenance	525	460
Advertising and promotion	567	589
Office and operating supplies	73	100
Licenses and franchise fees	8	11
Insurance	120	39
Professional and consulting fees	68	51
Telecommunications and data	169	198
Bad debts	(24)	(38)
Other costs	633	631
	$5,314	$3,872

7. Earnings (loss) per share

Basic

Basic earnings (loss) per share is calculated by dividing the net loss by the weighted average number of shares outstanding during the period.

	Nine months ended September 30,
	2025	2024

Net loss	$(4,742)	$(6,070)
Weighted average number of shares outstanding	12,742	12,742
Loss per share - basic	$(372)	$(476)

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(11)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

8. Related party transactions

CDM earns revenue from the sale of advertising by its parent company, Cineplex Entertainment LP, on CDM's digital signage network. These transactions are conducted in the normal course of operations and are measured at market-based exchange amounts. A portion of CDM’s trade and other receivables, relates to amounts due from Cineplex, and revenue for digital out of home as shown below:

Nine months ended as of September 30, 2025

Cineplex
Trade and other receivables	$1,698
Revenue	$13,655

Nine months ended as of September 30, 2024

Cineplex
Trade and other receivables	$977
Revenue	$9,544

9. Changes in operating assets and liabilities

The following summarizes the changes in operating assets and liabilities:

	Nine months ended September 30,
	2025	2024

Trade and other receivables	$1,570	$(161)
Inventories	860	(1,212)
Prepaid expenses and other current assets	(1,612)	(279)
Accounts payable and accrued liabilities	2,589	2,476
Income taxes receivable	80	30
Deferred revenue	6,338	562
Other liabilities	(18)	(217)
	$9,807	$1,199

Property, equipment and leasehold purchases included in accounts payable and accrued liabilities as at September 30, 2025 are $326 (2024 - $364).

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(12)

DDC Group International Inc. d/b/a Cineplex Digital Media
Notes to Condensed Consolidated Financial Statements
For the nine months ended September 30, 2025 and 2024
(Unaudited)

(expressed in thousands of Canadian dollars, except per share amounts)

10. Basis of presentation and accounting standards

Basis of preparation and measurement

CDM prepares its unaudited interim condensed consolidated financial statements in accordance with IFRS Accounting Standards applicable to the preparation of interim financial statements, including International Accounting Standard (“IAS”) 34, Interim Financial Reporting. The preparation of consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires that management exercise judgment in applying CDM’s accounting policies. The disclosures contained in these unaudited interim condensed consolidated financial statements do not contain all requirements of IFRS Accounting Standards for annual consolidated financial statements and should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2024. These unaudited interim condensed consolidated financial statements follow the same accounting policies and methods of application as the audited financial statements for the year ended December 31, 2024, with the exception of accounting standards issued since December 31, 2024.

11. Subsequent events

On October 16, 2025, CELP announced it had entered into a definitive purchase agreement to sell 100% of the issued and outstanding shares of DDC Group International Inc., which operates the digital place-based media division through CDM. The CDM Sale Transaction is expected to close in the fourth quarter of 2025, subject to regulatory approvals and customary closing conditions, for cash proceeds of $70.0 million subject to customary post-closing adjustments.

DDC Group International Inc. d/b/a Cineplex Digital Media
2025 THIRD QUARTER REPORTS - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	(13)